Exhibit 99.1
Taleo Announces Amendment to financial statements to correct previously reported accretion of preferred dividends
     SAN FRANCISCO, CA — December 6, 2005 — Taleo Corporation (Nasdaq: TLEO), the leading provider of on demand talent management solutions, today announced that the Company’s previously issued financial statements for the years ended December 31, 2002, 2003 and 2004, and the interim financial statements for the quarters ended June 30, 2005 and September 30, 2005 will be restated to correct an error relating to the calculation of the dividends on the Company’s preferred stock prior to its conversion on October 4, 2005.
     The decision was made by the Audit Committee of the Board of Directors, following consultation with and upon the recommendation of management, on December 4, 2005, after discovery and analysis of the error relating to the calculation of dividends on the Company’s preferred stock as part of the Company’s review of its reporting processes. Accreted dividends for the holders of Series C and Series D preferred stock were calculated on a simple interest basis instead of on a compound interest basis. As a result of the error, a total non-cash adjustment of approximately $1.6 million, covering the fiscal years 2001 to 2005, and the nine-month period ended September 30, 2005, will be reflected in the Company’s financial statements.
     The error will result in an increase in the net loss attributable to Class A common stockholders and net loss per share attributable to Class A common stockholders for the respective periods. However, the error does not change the Company’s previously reported revenue, operating income (loss), net loss, pro forma earnings per share on an as-converted basis, cash or assets for any of the periods in question. The Company does not believe the correction is material to investors for any of the individual periods being restated and the correction will not impact the Company’s results for the fourth fiscal quarter ending December 31, 2005 or any future period.
     The effect of the error in each reporting period is shown in the financial statements attached hereto.
     The Company will amend its Registration Statement on Form 10 and its Quarterly Reports on Form 10-Q for the quarters ended June 20, 2005 and September 30, 2005 to include the corrected financial statements from this restatement.
Conference Call Details
In conjunction with this announcement, Taleo will host a conference call today at 8:00 am (EST). To access this call, dial 800-289-0529 (domestic) or 913-981-5523 (international). A replay of this conference call will be available through December 13, 2005, at 888-203-1112 (domestic) or 719-457-0820 (international). The replay passcode is 4743361. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s Web site, (www.taleo.com) and a replay will be archived on the Web site as well.
About Taleo Corporation
Taleo Corporation (NASDAQ: TLEO) delivers on demand talent management solutions that enable organizations of all sizes to recruit, assess and manage their workforces for improved business performance. Taleo’s customers use its suite of solutions to improve their talent management processes to reduce the time and costs associated with these processes and to enhance the quality, productivity and satisfaction of their workforces. Taleo currently has more than 340 corporate customers with approximately 500,000 registered users who use our services to fill positions in almost 100 countries.
Forward-looking Statements
This press release contains forward-looking statements. For purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”) Taleo disclaims any intent or obligation to update these forward-looking statements, and claims the protection of the Safe Harbor for forward-looking statements contained in the Act. Actual results may differ materially from those projected in such forward-looking statements. Investors should consult Taleo’s filings with the Securities and Exchange Commission for further information regarding these and other risks of the Company’s business.

TALEO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)
Nine Months Ended September 30, 2005

	Originally	As	Increase
	Reported	Restated	(Decrease)

Revenue:
Application	$46,090	$46,090	$—
Consulting	11,277	11,277	—

Total revenue	57,367	57,367	—

Cost of revenue:
Application	12,201	12,201	—
Consulting	7,866	7,866	—

Total cost of revenue	20,067	20,067	—

Gross profit	37,300	37,300	—

Operating expenses:
Sales and marketing	16,641	16,641	—
Research and development	11,857	11,857	—
General and administrative	7,532	7,532	—
Restructuring charges	804	804	—

Total operating expenses	36,834	36,834	—

Operating income	466	466	—

Other (expense) income:
Interest income	295	295	—
Interest expense	(2,757)	(2,757)	—
Foreign currency losses	(810)	(810)	—

Total other expense	(3,272)	(3,272)	—

Net loss before provision for income tax	(2,806)	(2,806)	—
Provision for income taxes	—	—	—

Net loss	(2,806)	(2,806)	—

Accretion of dividends and issuance costs on preferred stock	(2,067)	(2,596)	529

Net loss attributable to Class A common stockholders	$(4,873)	$(5,402)	$529

Net loss attributable to Class A stockholders per share — basic and diluted	$(47.77)	$(52.96)	$5.19

Weighted average Class A common shares:
Basic and diluted	102	102	—

TALEO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)
Three Months Ended September 30, 2005

	Originally	As	Increase
	Reported	Restated	(Decrease)

Revenue:
Application	$15,987	$15,987	$—
Consulting	3,916	3,916	—

Total revenue	19,903	19,903	—

Cost of revenue:
Application	4,126	4,126	—
Consulting	2,839	2,839	—

Total cost of revenue	6,965	6,965	—

Gross profit	12,938	12,938	—

Operating expenses:
Sales and marketing	5,471	5,471	—
Research and development	3,741	3,741	—
General and administrative	2,873	2,873	—

Total operating expenses	12,085	12,085	—

Operating income	853	853	—

Other (expense) income:
Interest income	138	138	—
Interest expense	(2,120)	(2,120)	—
Foreign currency losses	(488)	(488)	—

Total other expense	(2,470)	(2,470)	—

Net loss before provision for income tax	(1,617)	(1,617)	—
Provision for income taxes	—	—	—

Net loss	(1,617)	(1,617)	—

Accretion of dividends and issuance costs on preferred stock	(689)	(877)	188

Net loss attributable to Class A common stockholders	$(2,306)	$(2,494)	$188

Net loss attributable to Class A stockholders per share — basic and diluted	$(15.48)	$(16.74)	$1.26

Weighted average Class A common shares:
Basic and diluted	149	149	—

TALEO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)
Six Months Ended June 30, 2005

	Originally	As	Increase
	Reported	Restated	(Decrease)

Revenue:
Application	$30,103	$30,103	$—
Consulting	7,361	7,361	—

Total revenue	37,464	37,464	—

Cost of revenue:
Application	8,076	8,076	—
Consulting	5,026	5,026	—

Total cost of revenue	13,102	13,102	—

Gross profit	24,362	24,362	—

Operating expenses:
Sales and marketing	11,169	11,169	—
Research and development	8,117	8,117	—
General and administrative	4,659	4,659	—
Restructuring charges	804	804	—

Total operating expenses	24,749	24,749	—

Operating income	(387)	(387)	—

Other (expense) income:
Interest income	157	157	—
Interest expense	(637)	(637)	—
Foreign currency losses	(322)	(322)	—

Total other expense	(802)	(802)	—

Net loss before provision for income tax	(1,189)	(1,189)	—
Provision for income taxes	—	—	—

Net loss	(1,189)	(1,189)	—

Accretion of dividends and issuance costs on preferred stock	(1,378)	(1,719)	341

Net loss attributable to Class A common stockholders	$(2,567)	$(2,908)	$341

Net loss attributable to Class A stockholders per share — basic and diluted	$(32.49)	$(36.81)	$4.32

Weighted average Class A common shares:
Basic and diluted	79	79	—

TALEO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)
Three Months Ended June 30, 2005

	Originally	As	Increase
	Reported	Restated	(Decrease)

Revenue:
Application	$15,075	$15,075	$—
Consulting	4,232	4,232	—

Total revenue	19,307	19,307	—

Cost of revenue:
Application	4,027	4,027	—
Consulting	2,811	2,811	—

Total cost of revenue	6,838	6,838	—

Gross profit	12,469	12,469	—

Operating expenses:
Sales and marketing	5,764	5,764	—
Research and development	4,171	4,171	—
General and administrative	2,340	2,340	—

Total operating expenses	12,275	12,275	—

Operating income	194	194	—

Other (expense) income:
Interest income	117	117	—
Interest expense	(501)	(501)	—
Foreign currency losses	(227)	(227)	—

Total other expense	(611)	(611)	—

Net loss before provision for income tax	(417)	(417)	—
Provision for income taxes	—	—	—

Net loss	(417)	(417)	—

Accretion of dividends and issuance costs on preferred stock	(689)	(869)	180

Net loss attributable to Class A common stockholders	$(1,106)	$(1,286)	$180

Net loss attributable to Class A stockholders per share — basic and diluted	$(12.43)	$(14.45)	$2.02

Weighted average Class A common shares:
Basic and diluted	89	89	—

TALEO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)
Year Ended December 31, 2004

	Originally	As	Increase
	Reported	Restated	(Decrease)

Revenue:
Application	$49,010	$49,010	$—
Consulting	9,640	9,640	—

Total revenue	58,650	58,650	—

Cost of revenue:
Application	14,618	14,618	—
Consulting	8,276	8,276	—

Total cost of revenue	22,894	22,894	—

Gross profit	35,756	35,756	—

Operating expenses:
Sales and marketing	18,153	18,153	—
Research and development	16,010	16,010	—
General and administrative	7,161	7,161	—

Total operating expenses	41,324	41,324	—

Operating loss	(5,568)	(5,568)	—

Other (expense) income:
Interest income	101	101	—
Interest expense	(404)	(404)	—
Foreign currency losses	65	65	—

Total other expense	(238)	(238)	—

Net loss before provision for income tax	(5,806)	(5,806)	—
Benefit from income taxes	(11)	(11)	—

Net loss	(5,795)	(5,795)	—

Accretion of dividends and issuance costs on preferred stock	(2,756)	(3,299)	543

Net loss attributable to Class A common stockholders	$(8,551)	$(9,094)	$543

Net loss attributable to Class A stockholders per share — basic and diluted	$(152.70)	$(162.39)	$9.69

Unaudited proforma net loss attributable to Class A common stockholders per share — basic and diluted	$(0.47)	$(0.47)	$—

Weighted average Class A common shares:
Basic and diluted	56	56	—

Unaudited pro forma basic and diluted	12,390	12,390	—

TALEO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)
Year Ended December 31, 2003

	Originally	As	Increase
	Reported	Restated	(Decrease)

Revenue:
Application	$36,029	$36,029	$—
Consulting	7,606	7,606	—

Total revenue	43,635	43,635	—

Cost of revenue:
Application	7,670	7,670	—
Consulting	6,462	6,462	—

Total cost of revenue	14,132	14,132	—

Gross profit	29,503	29,503	—

Operating expenses:
Sales and marketing	14,767	14,767	—
Research and development	10,998	10,998	—
General and administrative	4,726	4,726	—
Charge for in-process research and development	150	150	—

Total operating expenses	30,641	30,641	—

Operating loss	(1,138)	(1,138)	—

Other (expense) income:
Interest income	83	83	—
Interest expense	(152)	(152)	—
Foreign currency losses	(62)	(62)	—

Total other expense	(131)	(131)	—

Net loss before provision for income tax	(1,269)	(1,269)	—
Provision for income taxes	89	89	—

Net loss	(1,358)	(1,358)	—

Accretion of dividends and issuance costs on preferred stock	(2,419)	(2,744)	325

Net loss attributable to Class A common stockholders	$(3,777)	$(4,102)	$325

Net loss attributable to Class A stockholders per share — basic and diluted	$(151.08)	$(164.08)	$13.00

Weighted average Class A common shares:
Basic and diluted	25	25	—

TALEO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)
Year Ended December 31, 2002

	Originally	As	Increase
	Reported	Restated	(Decrease)

Revenue:
Application	$20,753	$20,753	$—
Consulting	7,635	7,635	—

Total revenue	28,388	28,388	—

Cost of revenue:
Application	3,987	3,987	—
Consulting	6,504	6,504	—

Total cost of revenue	10,491	10,491	—

Gross profit	17,897	17,897	—

Operating expenses:
Sales and marketing	12,205	12,205	—
Research and development	6,460	6,460	—
General and administrative	3,372	3,372	—

Total operating expenses	22,037	22,037	—

Operating loss	(4,140)	(4,140)	—

Other (expense) income:
Interest income	137	137	—
Interest expense	(109)	(109)	—
Foreign currency losses	(39)	(39)	—

Total other expense	(11)	(11)	—

Net loss before provision for income tax	(4,151)	(4,151)	—
Provision for income taxes	—	—	—

Net loss	(4,151)	(4,151)	—

Accretion of dividends and issuance costs on preferred stock	(2,326)	(2,486)	160

Net loss attributable to Class A common stockholders	$(6,477)	$(6,637)	$160

Net loss attributable to Class A stockholders per share — basic and diluted	$(1,079.50)	$(1,106.17)	$26.67

Weighted average Class A common shares:
Basic and diluted	6	6	—